SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      January 26, 2005
                                                -------------------------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

         California                       0-31080              68-0434802
--------------------------------- ------------------------ ---------------------
(State or other jurisdiction of         (Commission           (IRS Employer
        incorporation)                  File Number)        Identification No.)


1190 Airport Road, Suite 101, Napa, California               94558
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 (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (707) 257-8585
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))


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Item

Item 8.01    Other Events.


Declaration of Cash and Stock Dividends.


On January 24, 2005, the Board of Directors of North Bay Bancorp declared a 5% stock dividend and a $0.15 per share cash dividend for shareholders of record as of March 18, 2005, both payable on March 31, 2005. A copy of the press release announcing these dividends as published on January 26, 2005 is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.


Item 9.01.   Financial Statements and Exhibits.


             (c)  Exhibits.

             99.1 Press release published January 26, 2005 announcing North Bay Bancorp's declaration of cash and stock dividends.



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


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 26, 2005           NORTH BAY BANCORP


                                 /s/  Terry L. Robinson
                                 ------------------------------------------
                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)


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